UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 17, 2024

HUNTINGTON INGALLS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34910	90-0607005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4101 Washington Avenue Newport News, Virginia	23067
(Address of Principal Executive Offices)	(Zip Code)

(757) 380-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HII	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 17, 2024, Huntington Ingalls Industries, Inc. (the “Company”) entered into a Second Amended and Restated Credit Agreement (the “Second Amended and Restated Revolving Credit Facility”) with the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and an issuing bank, and certain other issuing banks, which amended and restated its existing amended and restated revolving credit facility. The Second Amended and Restated Revolving Credit Facility increased the capacity thereunder from $1.5 billion to $1.7 billion and extended the maturity date to September 17, 2029. The Second Amended and Restated Revolving Credit Facility has (i) a variable interest rate on outstanding borrowings based on the Secured Overnight Financing Rate (“SOFR”) (incorporating a credit spread adjustment of 0.10%), plus a spread based upon the Company’s credit rating, which may vary between 1.125% and 2.000%, and (ii) a commitment fee on unutilized amounts based on the Company’s credit rating, which may vary between 0.125% and 0.30%. Based on the Company’s current credit rating, the interest on drawn amounts would be equal to SOFR plus 1.375%, and the commitment fee would be 0.20%.

The foregoing description of the Second Amended and Restated Revolving Credit Facility is qualified in its entirety by reference to the Second Amended and Restated Credit Agreement, a copy of which is attached hereto as Exhibit 10.1, and which is incorporated herein by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Second Amended and Restated Credit Agreement, dated September 17, 2024, among the Company, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and an issuing bank, and certain other issuing banks.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON INGALLS INDUSTRIES, INC.

Date: September 17, 2024	By:	/s/ Charles R. Monroe, Jr.
Charles R. Monroe, Jr.
Corporate Vice President, Associate General Counsel and Secretary